CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net loss	$ (89,778)	$ (37,410)	$ (211,272)
Other comprehensive income (loss):
Change in unrealized gain on foreign currency translation, net	0	(740)	(19)
Change in unrealized loss on investments in non-consolidated entities and reclassifications, net	0	0	26,174
Change in unrealized gain (loss) on interest rate swap, net	2,044	(39)	1,815
Other comprehensive income (loss)	2,044	(779)	27,970
Comprehensive loss	(87,734)	(38,189)	(183,302)
Comprehensive loss attributable to noncontrolling interests	10,194	4,450	1,120
Comprehensive loss attributable to Lexington Realty Trust shareholders	$ (77,540)	$ (33,739)	$ (182,182)